POWER OF ATTORNEY

     The  undersigned,  being  a duly  appointed  Trustee  of  TEMPLETON  GLOBAL
INVESTMENT TRUST (the "Registrant") hereby appoint Craig S. Tyle, Barbara J. Green, David P. Goss, Robert C. Rosselot, Sheila M. Barry, Lori A. Weber, Bruce
G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to any of such Post-Effective Amendments and/or registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustee hereby executes this Power of Attorney as of the 26th day of May 2006.



                                        /s/DAVID W. NIEMIEC
                                        -------------------------------------
                                        David W. Niemiec, Trustee





POWER OF ATTORNEY

     The  undersigned,  being  a duly  appointed  Trustee  of  TEMPLETON  GLOBAL
INVESTMENT TRUST (the "Registrant") hereby appoint Craig S. Tyle, Barbara J. Green, David P. Goss, Robert C. Rosselot, Sheila M. Barry, Lori A. Weber, Bruce
G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to any of such Post-Effective Amendments and/or registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustee hereby executes this Power of Attorney as of the 26th day of May 2006.



                                        /s/LARRY D. THOMPSON
                                        -------------------------------------
                                        Larry D. Thompson, Trustee





POWER OF ATTORNEY

     The  undersigned,  being  a duly  appointed  Trustee  of  TEMPLETON  GLOBAL
INVESTMENT TRUST (the "Registrant") hereby appoint Craig S. Tyle, Barbara J. Green, David P. Goss, Robert C. Rosselot, Sheila M. Barry, Lori A. Weber, Bruce
G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to any of such Post-Effective Amendments and/or registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustee hereby executes this Power of Attorney as of the 26th day of May 2006.



                                        /s/ROBERT E. WADE
                                        -------------------------------------
                                        Robert E. Wade, Trustee